Exhibit 10.3

                      AMENDED AND RESTATED PROMISSORY NOTE

$6,000,000

         THIS AMENDED AND RESTATED PROMISSORY NOTE (this "Note") is made this 18th day of April, 1997 by EA ENGINEERING SCIENCE AND TECHNOLOGY, INC. (the "Borrower") in favor of SIGNET BANK (the "Lender").

                                    Recitals

         R-1. The Lender made a revolving credit loan to the Borrower pursuant to a Loan Agreement dated October 31, 1996 (the "Original Loan Agreement"). The Revolving Credit Loan is evidenced by a Promissory Note dated October 31, 1996 in the original principal amount of $10,000,000 (the "Original Note").

         R-2. The Original Note is secured by, among other things, a Security Agreement dated March 27, 1997 by the Borrower in favor of the Lender, whereby the Borrower granted to the Lender a security interest in the Collateral as defined therein (the "Original Security Agreement").

         R-3. As of April 17, 1997, there is due under the Original Note principal of Three Million Five Hundred Thousand Dollars ($3,500,000) and interest of Eight Thousand Two Hundred Thirty-Eight and 16/100 Dollars ($8,238.16), plus attorneys' fees and other costs which are payable under the Original Note.

         R-4. The Borrower is in violation of certain financial covenants and ratios contained in the Original Loan Agreement.

         R-5.  The  Borrower  has   requested   that  the  Lender  make  certain
modifications to the loan evidenced by the Original Note including waiving certain financial covenants and ratios and the Lender has agreed to do so upon the terms and conditions set forth in an Amended and Restated Loan Agreement and Security Agreement of even date herewith, which amends and restates the Original Loan Agreement and the Original Security Agreement in their entireties (the Original Loan Agreement and the Original Security Agreement, as amended and restated thereby, are called the "Loan Agreement").

         R-6. As a condition of entering into the Loan Agreement, the Lender has required that the Borrower execute and deliver a restatement of the Original Note and amendments to certain other notes, as described in the Loan Agreement.

         R-7. Therefore, the Borrower is executing this Note amending and restating the Original Note in its entirety as hereinafter more fully set forth.

         R-8. This Note shall evidence the terms of repayment of an indebtedness equal to the principal amount of Six Million Dollars ($6,000,000) with interest and costs as described herein. All of the terms of the Original Note shall be merged herein.

         R-9. The Borrower warrants that the statements set forth in these Recitals are true and correct and that the Borrower has no claim, counter-claim, set-off or defense to the Original Note or to the collection of the indebtedness evidenced thereby.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Lender agree that the Original Note is amended and restated with respect to the indebtedness evidenced hereby, but without novation, as follows:

                             REVOLVING CREDIT NOTE

$6,000,000                                                   Baltimore, Maryland

                  FOR VALUE RECEIVED, EA ENGINEERING SCIENCE AND TECHNOLOGY, INC. (the "Borrower"), promises to pay to the order of SIGNET BANK, its successors and assigns (the "Lender"), the principal sum of SIX MILLION DOLLARS ($6,000,000) (the "Principal Sum"), or so much thereof as has been advanced, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below.

         1.       Interest Rate.    This Note shall bear interest as follows:

                  Commencing on the date hereof, interest shall accrue on the unpaid Principal Sum at a fluctuating rate of interest equal to the Prime Rate (as hereinafter defined) of the Lender plus three percent (3%) per annum (the "Base Rate"), such interest rate to change automatically as of the effective date of each change in the Prime Rate, provided that interest shall be payable at a rate equal to the Base Rate plus ten percent (10%) on that amount of the unpaid Principal Sum which exceeds the Borrowing Base (as defined in an Amended and Restated Loan and Security Agreement of even date herewith between the Borrower and the Lender (the "Loan Agreement")).

                  The term "Prime Rate" means the rate announced by the Lender from time to time as its prime rate, as such rate may change from time to time with changes to occur on the date the Lender's prime rate changes. The Lender's prime rate is one of several interest rate bases used by the Lender. The Lender lends at rates above and below the Lender's prime rate, and the Borrower acknowledges that the Lender's prime rate is not represented or intended to be the lowest or most favorable rate of interest offered by the Lender.

                  Interest shall be computed for the actual number of days which have elapsed, on the basis of a 360-day year.

                  Notwithstanding any provision of this Note, the Lender does not intend to charge and the Borrower shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Maryland; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to the Borrower or credited against principal, at the option of the Lender.

         2. Advances. The Lender may lend, advance or make financial accommodations to or for the Borrower from time to time in such amounts as the Borrower may request from the Lender pursuant to the Loan Agreement, and all of such amounts shall be evidenced by this Note and shall be repayable in accordance with the terms of this Note. The date and amounts of each advance made by the Lender to the Borrower and each payment made by the Borrower to the Lender shall be recorded by the Lender on the books and records of the Lender, which books and records, absent manifest error, shall be presumed correct and accurate.

         3.       Payments.

                  (a) Interest shall be payable monthly on the first day of each month commencing on the first day of May, 1997.

                  (b) In the event that the unpaid Principal Sum exceeds the Borrowing Base on the date which is two (2) weeks from the date of any Temporary Overadvance (as defined in the Loan Agreement), the Borrower shall pay to the Lender the amount by which the unpaid Principal Sum exceeds the Borrowing Base on such date.

         4. Maturity. Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, and all other unpaid sums due hereunder, shall be due and payable in full on November 30, 1997.

         5. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined) the unpaid Principal Sum shall bear interest thereafter until such Event of Default is cured at a rate which is at all times equal to two percent (2%) per annum in excess of the rate or rates of interest otherwise payable hereunder.

         6. Late Charges. In the event that any payment due under the terms of this Note is not received by the Lender within ten (10) days of the date such payment is due (inclusive of the date when due), the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

         7. Application and Place of Payments. All payments made on account of this Note, including prepayments, shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at 7 St. Paul Street, Baltimore,

Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

         8. Loan Documents. The term "Loan Documents" as used in this Note shall mean collectively this Note, the Loan Agreement and any other instrument or agreement previously, simultaneously or hereafter executed and delivered by the Borrower or any person as evidence of, security for, guarantee of, or in connection with this Note or the Principal Sum evidenced hereby.

         9. Security. This Note is secured by, among other things, the Loan Agreement.

         10. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this
Note:

                  (a) The failure of the Borrower to pay to the Lender when due any and all amounts payable by the Borrower to the Lender under the terms of this Note; or

                  (b) The occurrence of a default or an Event of Default under the terms and conditions of any of the other Loan Documents; or

                  (c) The occurrence of a default or an Event of Default under the terms and conditions of a Promissory Note dated November 25, 1991 in the original principal amount of $1,600,000, as amended by a Modification of Note of even date herewith, or a Promissory Note dated November 21, 1991 in the original principal amount of $1,800,000, as amended by a Modification of Note of even date herewith.

         11. Remedies. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note shall immediately become due and payable by the Borrower to the Lender without notice to the Borrower or any person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers.

         12. Confessed Judgment. If an Event of Default shall occur hereunder or under the Loan Agreement, the Borrower hereby authorizes any clerk of any court of record or any attorney to enter in any court of competent jurisdiction in the State of Maryland or any other state or territory of the United States judgment by confession against the Borrower in favor of the holder of this Note for the entire principal amount of this Note then remaining unpaid with interest thereon, together with attorneys' fees equal to fifteen percent (15%) of the unpaid Principal Sum for each confession of judgment and court costs, hereby waiving and releasing, to the extent permitted by law, all errors and defenses and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which each such obligor may otherwise be entitled under the laws of the United States or of any state or possession of the United States now in force or which may hereafter be passed. No single exercise of the foregoing power to confess judgment shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable or void, but the power shall continue undiminished, and it may be exercised from time to time as often as the holder of this Note shall elect, until such time as the holder of this Note shall have received payment in full of all indebtedness of the Borrower to the holder of this Note.

         13. Consent to Jurisdiction. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

         14. Service of Process. The Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower and (ii) serving a copy thereof upon Cleaveland D. Miller, Esquire, Semmes, Bowen & Semmes, 250 W. Pratt Street, 16th Floor, Baltimore, Maryland 21201, the agent hereby designated and appointed by the Borrower as the Borrower's agent for service of process. The Borrower irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding. Nothing in this Note shall affect the right of the Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

         15. Waiver of Trial by Jury. The Borrower and the Lender hereby waive trial by jury in any action or proceeding to which the Borrower and the Lender may be parties, arising out of or in any way pertaining to (a) this Note or (b) the other Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Note. This waiver is knowingly, willingly and voluntarily made by the Borrower, and the Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower further represents that it has been represented in the signing of this Note and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

         16. Expenses. The Borrower promises to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all attorneys' fees and expenses and all court costs.

         17. Notices. Any notice, request, or demand to or upon the Borrower or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 7.10. of the Loan Agreement.

         18. Partial Invalidity. If any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         19. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         20. Governing  Law.   The  provisions  of this Note shall be construed,
interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         21. Miscellaneous. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Loan Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Loan Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal as of the date first written above.

WITNESS/ATTEST:                             EA ENGINEERING SCIENCE AND
                                            TECHNOLOGY, INC.

/s/ Silvia T. Peterson                      By:  /s/ Joseph A. Spadaro
_______________________________                 _________________________(SEAL)
                                                Name:  Joseph A. Spadaro
                                                Title: Executive Vice President

                         MODIFICATION OF PROMISSORY NOTE


         THIS MODIFICATION OF PROMISSORY NOTE (this "Modification") is made this 18th day of April, 1997 between EA ENGINEERING SCIENCE AND TECHNOLOGY, INC. (the "Borrower") and SIGNET BANK (the "Lender").

                  Preliminary Statements; Certain Defined Terms

         A. The Lender made a loan (the "Loan") evidenced by a Promissory Note dated November 21, 1991 in the original principal amount of $1,800,000 (the "Note"). A copy of the Note is attached as Exhibit A.

         B. The Note is secured by, among other things, a Security Agreement dated March 27, 1997 by the Borrower in favor of the Lender, whereby the Borrower granted to the Lender a security interest in the Collateral as defined therein (the "Original Security Agreement").

         C. The Note, the Original Security Agreement and all other documents evidencing, securing, guaranteeing or otherwise related to the Loan are collectively called the "Loan Documents."

         D. As of April 17, 1997, there is due under the Note principal of Four Hundred Twenty-Eight Thousand Five Hundred Seventy-One and 52/100 Dollars ($428,571.52) and interest of Two Thousand Five Hundred Ninety-Three and 48/100 Dollars ($2,593.48), plus attorneys' fees and other costs which are payable under the Note.

         E. The Borrower is in violation of certain financial covenants and ratios contained in a Loan Agreement dated October 31, 1996 (the "Original Loan Agreement"), which relates to another debt owed by the Borrower to the Lender.

         F.  The   Borrower   has   requested   that  the  Lender  make  certain
modifications with respect to such other debt including waiving certain financial covenants and ratios and the Lender has agreed to do so upon the terms and conditions set forth in an Amended and Restated Loan Agreement and Security Agreement of even date herewith, which amends and restates the Original Loan Agreement and the Original Security Agreement in their entireties (the Original Loan Agreement and the Original Security Agreement, as amended and restated thereby, are called the "Loan Agreement").

         G. As a condition of entering into the Loan Agreement, the Lender has required that the Borrower execute and deliver this Modification.

         H. Therefore, the Borrower is executing this Modification amending the Note as set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. The Note is amended to shorten the maturity date from November 21, 1998 to November 30, 1997. The Borrower acknowledges that the installments of principal payable under the Note will not fully amortize the principal by the maturity date of the Note, as modified hereby, and that the remaining principal balance, together with all accrued and unpaid interest and other sums due under the Note, will be due on the maturity date of the Note, as modified hereby.

         2. If an Event of Default shall occur under the Loan Agreement, the Borrower hereby authorizes any clerk of any court of record or any attorney to enter in any court of competent jurisdiction in the State of Maryland or any other state or territory of the United States judgment by confession against the Borrower in favor of the holder of the Note for the entire principal amount of the Note then remaining unpaid with interest thereon, together with attorneys' fees equal to fifteen percent (15%) of the unpaid Principal Sum for each confession of judgment and court costs, hereby waiving and releasing, to the extent permitted by law, all errors and defenses and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which each such obligor may otherwise be entitled under the laws of the United States or of any state or possession of the United States now in force or which may hereafter be passed. No single exercise of the foregoing power to confess judgment shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable or void, but the power shall continue undiminished, and it may be exercised from time to time as often as the holder of the Note shall elect, until such time as the holder of the Note shall have received payment in full of all indebtedness of the Borrower to the holder of the Note.

         3. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to the Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in the Note or as otherwise permitted by applicable law.

         4. The Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with the Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower and (ii) serving a copy thereof upon Cleaveland D. Miller, Esquire, Semmes, Bowen & Semmes, 250 W. Pratt Street, 16th Floor, Baltimore, Maryland 21201, the agent hereby designated and appointed by the Borrower as the Borrower's agent for service of process. The Borrower irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding. Nothing in the Note shall affect the right of the Lender to serve process in any manner otherwise permitted by law and nothing in the Note will limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

         5. Nothing  in  this  Modification   changes any interest rate or other
term or condition applicable to the Note prior to the date of this Modification.

         6. This Modification does not extinguish the outstanding indebtedness evidenced by the Note. Nothing herein contained shall be construed as a substitution or novation of the original indebtedness or of the instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. The Note as modified hereby remains in full force and effect in accordance with its terms and constitutes a binding obligation of the Borrower to the Lender. No further modifications shall be effective unless in writing and signed by the Lender.

         7. The Borrower acknowledges and agrees that the indebtedness evidenced by the Note is owed to the Lender without any setoffs, claims or defenses of any kind, and the Borrower forever waives and relinquishes any and all defenses and claims, of any kind, known or unknown, that the Borrower may have against the Lender with regard to the Loan.

         8. The Borrower and the Lender voluntarily and intentionally mutually waive any right each may have to a trial by jury in any action, proceeding, or litigation directly or indirectly arising out of, under or in connection with this Modification, the Note, any other Loan Documents or any transactions contemplated thereby.

         9. The Borrower shall reimburse the Lender for all reasonable attorneys' fees, costs and expenses advanced or incurred in collecting and enforcing the Note and/or the other Loan Documents, and/or in successfully defending or prosecuting any actions or proceedings arising out of or relating to the Note and/or the other Loan Documents. Until paid in full, all such fees, costs and expenses to be paid by the Borrower shall bear interest from the date such fees, costs or expenses are advanced or incurred by the Lender, at the then applicable rate of interest on the Note.

         10. This Modification may be executed in counterparts and each shall be effective as an original.

         11. This Modification represents the entire agreement of the parties hereto as it relates to the contents hereof; all prior oral and written communications are merged herein.

         12. The provisions of this Modification shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         IN WITNESS WHEREOF, the parties have executed, or caused to be executed, this Modification of Promissory Note under seal effective as of the date first above written.

WITNESS/ATTEST:                              EA ENGINEERING SCIENCE AND
                                             TECHNOLOGY, INC.

/s/ Silvia T. Peterson                       By:  /s/ Joseph A. Spadaro
_______________________________                  _________________________(SEAL)
                                                 Name:  Joseph A. Spadaro
                                                 Title: Executive Vice President



                                             SIGNET BANK

                                             By: /s/ Andrzej Koplewski
_______________________________                  _________________________(SEAL)
                                                 Andrzej Koplewski
                                                 Senior Vice President

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
                        MODIFICATION OF PROMISSORY NOTE


         THIS MODIFICATION OF PROMISSORY NOTE (this "Modification") is made this 18th day of April, 1997 between EA ENGINEERING SCIENCE AND TECHNOLOGY, INC. (the "Borrower") and SIGNET BANK (the "Lender").

                 Preliminary Statements; Certain Defined Terms

         A. The Lender made a loan (the "Loan") evidenced by a Promissory Note dated November 25, 1991 in the original principal amount of $1,600,000 (the "Note"). A copy of the Note is attached as Exhibit A.

         B. The Note is secured by, among other things, a Security Agreement dated March 27, 1997 by the Borrower in favor of the Lender, whereby the Borrower granted to the Lender a security interest in the Collateral as defined therein (the "Original Security Agreement").

         C. The Note, the Original Security Agreement and all other documents evidencing, securing, guaranteeing or otherwise related to the Loan are collectively called the "Loan Documents."

        D. As of April 17, 1997, there is due under the Note principal of One Hundred Seventy-Seven Thousand Seven Hundred Seventy-Seven and 92/100 Dollars ($177,777.92) and interest of Nine Hundred Forty-Eight and 38/100 Dollars ($948.38), plus attorneys' fees and other costs which are payable under the Note.

         E. The Borrower is in violation of certain financial covenants and ratios contained in a Loan Agreement dated October 31, 1996 (the "Original Loan Agreement"), which relates to another debt owed by the Borrower to the Lender.

         F.  The   Borrower   has   requested   that  the  Lender  make  certain
modifications with respect to such other debt including waiving certain financial covenants and ratios and the Lender has agreed to do so upon the terms and conditions set forth in an Amended and Restated Loan Agreement and Security Agreement of even date herewith, which amends and restates the Original Loan Agreement and the Original Security Agreement in their entireties (the Original Loan Agreement and the Original Security Agreement, as amended and restated thereby, are called the "Loan Agreement").

         G. As a condition of entering into the Loan Agreement, the Lender has required that the Borrower execute and deliver this Modification.

         H. Therefore, the Borrower is executing this Modification amending the Note as set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. If an Event of Default shall occur under the Loan Agreement, the Borrower hereby authorizes any clerk of any court of record or any attorney to enter in any court of competent jurisdiction in the State of Maryland or any other state or territory of the United States judgment by confession against the Borrower in favor of the holder of the Note for the entire principal amount of the Note then remaining unpaid with interest thereon, together with attorneys' fees equal to fifteen percent (15%) of the unpaid Principal Sum for each confession of judgment and court costs, hereby waiving and releasing, to the extent permitted by law, all errors and defenses and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which each such obligor may otherwise be entitled under the laws of the United States or of any state or possession of the United States now in force or which may hereafter be passed. No single exercise of the foregoing power to confess judgment shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable or void, but the power shall continue undiminished, and it may be exercised from time to time as often as the holder of the Note shall elect, until such time as the holder of the Note shall have received payment in full of all indebtedness of the Borrower to the holder of the Note.

         2. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to the Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in the Note or as otherwise permitted by applicable law.

         3. The Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with the Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower and (ii) serving a copy thereof upon Cleaveland D. Miller, Esquire, Semmes, Bowen & Semmes, 250 W. Pratt Street, 16th Floor, Baltimore, Maryland 21201, the agent hereby designated and appointed by the Borrower as the Borrower's agent for service of process. The Borrower irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding. Nothing in the Note shall affect the right of the Lender to serve process in any manner otherwise permitted by law and nothing in the Note will limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

         4. Nothing in this Modification changes any interest rate or other term or condition applicable to the Note prior to the date of this Modification.

         5. This Modification does not extinguish the outstanding indebtedness evidenced by the Note. Nothing herein contained shall be construed as a substitution or novation of the original indebtedness or of the instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. The Note as modified hereby remains in full force and effect in accordance with its terms and constitutes a binding obligation of the Borrower to the Lender. No further modifications shall be effective unless in writing and signed by the Lender.

         6. The Borrower acknowledges and agrees that the indebtedness evidenced by the Note is owed to the Lender without any setoffs, claims or defenses of any kind, and the Borrower forever waives and relinquishes any and all defenses and claims, of any kind, known or unknown, that the Borrower may have against the Lender with regard to the Loan.

         7. The Borrower and the Lender voluntarily and intentionally mutually waive any right each may have to a trial by jury in any action, proceeding, or litigation directly or indirectly arising out of, under or in connection with this Modification, the Note, any other Loan Documents or any transactions contemplated thereby.

         8. The Borrower shall reimburse the Lender for all reasonable attorneys' fees, costs and expenses advanced or incurred in collecting and enforcing the Note and/or the other Loan Documents, and/or in successfully defending or prosecuting any actions or proceedings arising out of or relating to the Note and/or the other Loan Documents. Until paid in full, all such fees, costs and expenses to be paid by the Borrower shall bear interest from the date such fees, costs or expenses are advanced or incurred by the Lender, at the then applicable rate of interest on the Note.

         9. This Modification may be executed in counterparts and each shall be effective as an original.

         10. This Modification represents the entire agreement of the parties hereto as it relates to the contents hereof; all prior oral and written communications are merged herein.

         11. The provisions of this Modification shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         IN WITNESS WHEREOF, the parties have executed, or caused to be executed, this Modification of Promissory Note under seal effective as of the date first above written.

WITNESS/ATTEST:                           EA ENGINEERING SCIENCE AND
                                          TECHNOLOGY, INC.

/s/ Silvia T. Peterson                    By: /s/ Joseph A. Spadaro
___________________________                   _________________________(SEAL)
                                              Name:  Joseph A. Spadaro
                                              Title: Executive Vice President



                                          SIGNET BANK

                                          By: /s/ Andrzej Koplewski
___________________________                   _________________________(SEAL)
                                              Andrzej Koplewski
                                              Senior Vice President